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                                  [LETTERHEAD]

                       MILLER, KAPLAN, ARASE & CO., LLP


                              ACCOUNTANTS' CONSENT


We hereby consent to the use of our audit report of Total Film Group, Inc. and subsidiaries dated September 29, 1999, except for Note 4, which is as of January 14, 2000, for the years ended June 30, 1999 and 1998, to be used in the Company's registration statement on Form 10-SB.


/s/ Miller, Kaplan, Arase & Co., LLP

Miller, Kaplan, Arase & Co., LLP

March 28, 2000
North Hollywood, California